Filed pursuant to Rule 497(e) under the
Securities Act of 1933, as amended
Securities Act File No. 333-141120

FUNDVANTAGE TRUST
(THE “TRUST”)

Supplement dated February 12, 2015 to each
Statement of Additional Information (“SAI”) of each series of the Trust

The information in this Supplement updates and amends certain information contained in each currently effective SAI for each series of the Trust dated on or before the date of this Supplement and should be read in conjunction with any such SAI.

Effective February 2, 2015, the Board of Trustees of the Trust appointed David C. Lebisky to serve as Chief Compliance Officer of the Trust.  Accordingly, the information with respect to the Chief Compliance Officer in the “Executive Officers” table under the section entitled “Trustees and Officers” in each SAI of the Trust is hereby deleted in its entirety and replaced with the following:

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE